UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): September 10, 2009

METROPCS COMMUNICATIONS, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-33409	20-0836269
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2250 Lakeside Boulevard Richardson, Texas	75082
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 214-570-5800

(Former name or former address, if changed since last report): Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On September 10, 2009 (the “Effective Date”), MetroPCS Wireless, Inc. (“Wireless”), an indirect, wholly-owned subsidiary of MetroPCS Communications, Inc. (the “Company”), and Ericsson Inc. (“Ericsson”) entered into a Master Procurement Agreement (the “MPA”) under which Ericsson will sell and license to Wireless on a non-exclusive basis long term evolution (“LTE”) system products (including wireless eNodeBs, evolved packet core equipment, mobility management entity equipment, an operational support system and power, cable and transmission equipment), licensed materials and services (including design, installation and certain other services) (collectively, the “LTE Products and Services”).

The initial term of the MPA (the “Initial Term”) commences on the Effective Date and, unless earlier terminated in accordance with the terms of the MPA, continues to the earlier to occur of (i) four years from the Effective Date, or (ii) the date on which Wireless has purchased or licensed products and licensed materials under the MPA equal to a certain quantity of LTE products and licensed materials that Wireless may purchase from Ericsson from the Effective Date through the completion of the initial construction of LTE data networks in all of Wireless’ existing major metropolitan areas (the “Purchase Amount”). Upon the conclusion of the Initial Term, at Wireless’ sole option, the MPA may be renewed on an annual basis for up to five one-year renewal terms. The MPA also provides that Ericsson will provide certain transition assistance services to Wireless for a specified period of time following the expiration or earlier termination of the MPA.

The MPA includes discounts and incentives for Wireless’ purchase and licensing of LTE Products and Services, and provides that, except in certain circumstances, Wireless will make certain prepayments for LTE Products and Services during the first fourteen months following the Effective Date. Except as may be otherwise permitted at certain times under the MPA, if Wireless (i) terminates the MPA before the end of the Initial Term without cause or Wireless does not renew the MPA after the Initial Term and (ii) has not purchased at least the number of certain products included in the Purchase Amount, Wireless will be obligated to pay for all eNodeBs previously delivered and accepted and may also have to pay certain liquidated damages based on the number of eNodeBs actually purchased by Wireless. The MPA requires Ericsson to meet certain milestones and to deliver and install LTE products by mutually agreed dates. The MPA also requires Ericsson to compensate Wireless in the event that Ericsson does not meet such milestones or fails to deliver and install LTE products by such mutually agreed dates.

This description of the MPA is a summary of the material terms and is qualified in its entirety by the full and complete terms of the MPA, a redacted copy of which will be filed with the Securities and Exchange Commission (the “SEC”) as an exhibit to the Company’s next quarterly report on Form 10-Q. You may obtain a copy of this current report, and when filed with the SEC, the quarterly report on Form 10-Q and the redacted MPA, as an exhibit thereto, on the SEC website at http://www.sec.gov or on our website at http://www.metropcs.com under the Investor Relations tab. The information contained in, or that can be accessed through, our website is not part of this report.

On September 15, 2009, the Company issued a press release announcing Wireless’ entry into the MPA. A copy of the Company’s press release is attached as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

EXHIBIT NUMBER		DESCRIPTION

99.1	—	Press release dated September 15, 2009, entitled “Unlimited Wireless Carrier MetroPCS Announces Vendors for 2010 4G LTE Launch.”

Forward-Looking Statements:

Certain information that we describe in the summary of material terms of the MPA and in the press release may constitute forward-looking statements within the meaning of the federal securities laws. Any statements made in this report, in the MPA or in the press release that are not statements of historical fact, including statements about our beliefs and expectations, are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and should be evaluated as such. Forward-looking statements include information concerning any possible or assumed future financial condition and results of operations, including statements that may relate to our plans, objectives, strategies, goals, future events, future revenues or performance, future penetration rates, planned market launches, capital expenditures, financing needs, outcomes of litigation and other information that is not historical information. Forward-looking statements often include words such as “anticipate,” “expect,” “suggests,” “plan,” “believe,” “intend,” “estimates,” “targets,” “projects,” “would,” “could,” “should,” “may,” “will,” “continue,” “forecast,” and other similar expressions.

We base the forward-looking statements or projections made in this report and the press release on our current expectations, plans and assumptions that we have made in light of our experience in the industry, as well as our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate under the circumstances and at such times. You should understand that these forward-looking statements or projections are not guarantees of future performance or results. Although we believe that these forward-looking statements and projections are based on reasonable assumptions at the time they are made, you should be aware that many of these factors are beyond our control and that many factors could affect our actual financial results, performance or results of operations and could cause actual results to differ materially from those expressed in the forward-looking statements and projections. Factors that may materially affect such forward-looking statements and projections include:

•	the demand for LTE services;

•	the performance of Ericsson and Samsung under their agreements with MetroPCS;

•	the highly competitive nature of our industry;

•	the rapid technological changes in our industry;

•	our ability to maintain adequate customer care and manage our churn rate;

•	our ability to secure the necessary spectrum and network infrastructure equipment;

•	our ability to maintain and upgrade our network and business systems;

•	our ability to obtain permits required for LTE development

•	governmental regulation of our business network and services and the costs of compliance and our failure to comply with such regulations; and

•	other risk factors described or referenced from time to time in our filings with the SEC.

These forward-looking statements and projections speak only as to the date made and are subject to and involve risks, uncertainties and assumptions, many of which are beyond our control or ability to predict and we caution investors not to place undue reliance on these forward-looking statements and projections. We do not intend to, and do not undertake a duty to, update any forward-looking statements or projections in the future to reflect the occurrence of events or circumstances, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METROPCS COMMUNICATIONS, INC.
Date: September 15, 2009
	By:	/s/ J. Braxton Carter
J. Braxton Carter
Executive Vice President and Chief Financial Officer